ING MUTUAL FUNDS	ING MAYFLOWER TRUST

ING FUNDS TRUST	ING SERIES FUND, INC.
ING Alternative Beta Fund
ING Global Target Payment Fund

Supplement dated September 28, 2012

to the current Statements of Additional Information

(each an “SAI” and collectively the “SAIs”)

for the above-named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds

(each a “Fund” and collectively the “Funds”)

Effective September 28, 2012, each Fund’s current SAI is hereby revised as follows:

The subsection entitled “Front-End Sales Charges — Special Purchases at Net Asset Value — Class A Shares” of the section entitled “Sales Charges” of each Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Front-End Sales Charges

Special Purchases at NAV — Class A Shares

Class A shares of the Fund/Funds may be purchased at NAV, without a sales charge, by the following:

1)              Current, retired or former officers, trustees, directors or employees (including members of their immediate families) of ING Groep, registered investment companies in the ING Fund Complex and their affiliates purchasing shares for their own accounts.  Immediate family members include: Parents; Spouse (as recognized under local law); Siblings; Children; Grandparents; Aunts/Uncles; Nieces/Nephews; Cousins; Dependents; Parents-in-law; Brothers-in-law; and Sisters-in-law.

2)              Insurance companies (including separate accounts).

3)              Registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

4)              Broker-dealers and financial institutions that have entered into an agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares), their current employees and their immediate family members.

5)              Investments made by accounts that are part of certain qualified fee-based programs (“wrap accounts”).

6)              Rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class A shares in the same Fund or another ING Fund.

Investments made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with an ING Fund and transacts directly with that ING Fund or through a 3rd party administrator or record keeper that has an agreement in place with ING Funds.

7)              For investors purchasing Class A shares with proceeds from the following sources:  Redemptions from any ING-advised Fund if you:  (a) originally paid a front-end sales charge on the shares; and (b) reinvest the money within 90 days of the redemption date.  This waiver is subject to the following conditions:

•                  This privilege may only be used once per year.

•                  The amount that may be reinvested is limited to an amount up to the redemption proceeds.

•                  Written order for the purchase of shares may be received by the Transfer Agent (or be postmarked) within 90 days after the date of redemption.

•                  Purchases may be handled by a securities dealer who may charge a fee.

•                  Payment may accompany the request and the purchase will be made at the then current NAV of the Fund/Funds.

If you realize a gain on the transaction, it is taxable and any reinvestment will not alter any applicable federal capital gains tax (except that some or all of the sales charge may be disallowed as an addition to the basis of the shares sold and added to the basis of the subsequent purchased shares).  If you realize a loss on the transaction, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.  However, such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

8)              Shareholders of the Adviser Class at the time such shares were re-designated as Class A shares if purchased directly with the Fund/Funds.

9)              Former Class M shareholders if purchased directly with the Fund/Funds.

10)        Any charitable organization (“generally, an organization that meets the requirements of section 501(c)(3) of the Internal Revenue Code, operated solely for a religious, charitable, scientific, literary, educational or similar purpose”) or any state, county, or city or any instrumentality, department authority or agency thereof that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories.  If this situation occurs, it is possible that the investor would need to invest directly through ING in order to take advantage of the waiver. The Fund/Funds may terminate or amend the terms of these sales charge waivers at anytime.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE